AMENDMENT NO. 1 TO, AND WAIVER NO. 1 UNDER,
CREDIT AGREEMENT
AMENDMENT NO. 1 TO, AND WAIVER NO. 1 UNDER, CREDIT AGREEMENT, dated as of December 14, 2018 (this “Amendment and Waiver”, UNDER, CREDIT AGREEMENT, dated as of May 4, 2018, among TECOGEN INC., a Delaware corporation (“Tecogen”) AMERICAN DG ENERGY INC., a Delaware corporation (“ADGE”) and TTCOGEN LLC, a Delaware corporation (“TTCogen”, and collectively with Tecogen and ADGE, each, a “Borrower” and, collectively, the “Borrowers”), and WEBSTER BUSINESS CREDIT CORPORATION, a New York corporation (“WBCC”), individually, as lender hereunder and, collectively, as agent for itself and each other Lender Party (as hereinafter defined) (WBCC, acting in both such capacities, herein called “Lender”).
R E C I T A L S:
I.The Borrowers and the Lender are parties to a Credit Agreement, dated as of May 4, 2018 (the “Credit Agreement”). Capitalized terms used in this Amendment and Waiver that are defined in the Credit Agreement shall have the meanings defined therein.
II.The Borrowers have advised the Lender that Tecogen’s subsidiary, ADGE, proposes to (a) form a new company as a wholly owned subsidiary of ADGE (“Newco”), (b) transfer to Newco certain on-site utilities located at the addresses set forth in the Closing Certificate (hereinafter defined) and related project contracts (collectively, the “On-Site Utilities”), and (c) sell the membership interests of Newco to an affiliate of Sustainable Development Capital LLP (“Buyer”), in each case, pursuant to the transactions described in Recital III (the “Transactions”).
III.The Borrowers have advised the Lender that the Transactions will consist of the following elements:
(a)    the formation of Newco;
(b)    the transfer by Tecogen and/or ADGE to Newco of all equipment and related assets used to generate electrical power and hot water through the On-Site Utilities (other than the accounts receivable generated at the On-Site Utilities outstanding immediately before the closing of the Transactions, which will continue to be owned by ADGE and be subject to the terms of the Credit Agreement and other Credit Documents);
(c)    the sale by ADGE of the membership interests of Newco to the Buyer pursuant to a Membership Interest Purchase Agreement, dated on or about the date hereof, between ADGE, as Seller, and Buyer (the “MIPA”);
(d)    an undertaking by Tecogen pursuant to Section 7.1 of the Billing and Asset Management Agreement, dated on or about the date hereof, between Tecogen and Newco (the “Billing Agreement”) to make shortfall payments to Newco to the extent that collections by Newco of accounts receivable from the On-Site Utilities are less than the Minimum Threshold (as defined in the Billing Agreement as in effect on the date hereof); and the payment to Tecogen by Newco of amounts equal to fifty percent (50%) of the excess over the Minimum Threshold of collections of accounts receivable from the On-Site Utilities; and
(e)    Tecogen will operate and maintain the On-Site Utilities for monthly fees based on the energy produced by the On-Site Utilities pursuant to an Operation and maintenance Service Agreement, dated on or about the date hereof (the “Service Agreement”), and guaranty the obligations of ADGE under the MIPA Agreement pursuant to a Guaranty Agreement, dated on or about the date hereof (the “Tecogen Guaranty Agreement”).
IV.The Borrowers have also advised the Lender that an Event of Default under Section 11.5 of the Credit Agreement resulted from Borrowers’ failure to maintain Minimum Availability of not less than $1,000,000 at all times during the period from the Effective Date through the date hereof, as required under Section 7.18 of the Credit Agreement (the “2018 Minimum Availability EOD”),
V.The Borrowers have requested that the Lender (a) waive the 2018 Minimum Availability EOD, (b) amend the Credit Agreement to permit the Borrowers to enter into and perform the Transactions pursuant to the MIPA, the Billing Agreement, the Service Agreement, and the Tecogen Guaranty Agreement (the “Transaction Agreements”), and (c) to otherwise amend the Credit Agreement in certain respects on the terms and conditions set forth herein.
VI.The Lender has agreed to grant the Borrowers’ request in Recital IV on the terms and subject to the conditions set forth in this Amendment and Waiver.
NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
1.    INCORPORATION OF RECITALS
The foregoing Recitals are incorporated herein as if fully set forth herein.
2.    DEFINITIONS AND REFERENCES.
From and after the Amendment No. 1 Effective Date (as defined in Section 6.1 of this Amendment and Waiver), all references herein, in the Credit Agreement and in the other Credit Documents to the term “Credit Documents” shall be deemed to include a reference to this Amendment and Waiver, and the other documents executed in connection with this Amendment and Waiver.
3.    WAIVER.
(a)    The Lender waives the 2018 Minimum Availability EOD.
(b)    The Borrowers acknowledge and agree that the waiver granted by the Lender under Section 3(a) hereof (i) is limited to the specific matter set forth therein; and (ii) is not and shall not be deemed to constitute a consent or waiver with respect to any other provisions of the Credit Agreement or the other Credit Documents.
4.    AMENDMENTS TO CREDIT AGREEMENT.
(a)    Section 1.3 of the Credit Agreement is hereby amended to add the following defined terms in appropriate alphabetical order:
“2018 Minimum Availability EOD” has the meaning set forth in the Recitals of Amendment No. 1.
“Amendment No. 1” or “Amendment and Waiver” means the Amendment No. 1 to, and Waiver No. 1 under, Credit Agreement, dated as of December 14, 2018, among the Borrowers and the Lender.
“Amendment No. 1 Effective Date” has the meaning set forth in Section 6.1 of Amendment No. 1.
“Billing Agreement” shall have the meaning set forth in the Recitals of Amendment No.1.
“Buyer” shall have the meaning set forth in the Recitals of Amendment No.1
“MIPA” shall have the meaning set forth in the Recitals of Amendment No.1.
“Newco” shall have the meaning set forth in the Recitals of Amendment No.1.
“Newco Assets” shall have the meaning set forth in the Recitals of Amendment No.1.
“On-Site Utilities” has the meaning set forth in the Recitals of Amendment No. 1.
“SDC Capital Expenditures” shall mean Capital Expenditures, not to exceed $900,000 in the aggregate, incurred or to be incurred by the Borrowers in connection with the construction of the On-Site Utilities.
“Tecogen Guaranty Agreement” shall have the meaning set forth in the Recitals of Amendment No.1.
“Transactions” shall have the meaning set forth in the Recitals of Amendment No.1.
“Transaction Agreements” shall have the meaning set forth in the Recitals of Amendment No.1.
(b)    The definition of the term “Availability Reserves” is hereby amended by (i) deleting the word “and” appearing at the end of clause (h) thereof; (ii) deleting the period at the end of clause (i) thereof and adding a comma and the word “and” (i.e. “, and”) at the end of such clause (i); and (iii) adding the following new clause (j) thereto:
(j)    reserves in the amount of not less than $500,000.
(c)    Section 2.8 of the Credit Agreement is hereby amended to add the following clause (c) thereto:
(c)    Prepayments from Sale of Membership Interests. The Loan Parties shall on the Effective Date, immediately upon receipt thereof, remit to the Lender the entire purchase price received by the Borrower under the MIPA to prepay the Obligations.
(d)    Section 7.2 of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
7.2    Sales of Assets. Sell, lease, transfer or otherwise dispose of any of its properties or assets, including any Collateral, except for (a) the sale of Inventory in the ordinary course of its business, (b) the sale of the Excluded Equipment, so long as (i) no Default or Event of Default has occurred or would result therefrom and (ii) the Lender has received a certificate of an Authorized Officer of a Borrower, in form and substance acceptable to the Lender, which certifies that the Borrowers are not, and would not be, in breach of any covenant in Sections 7.13, 7.14, 7.15 or 7.16, calculated on a pro forma basis at the time of, and immediately after such sale, lease, transfer or other disposition and attaching thereto calculations which set forth compliance with the requirements or restrictions imposed by such covenants, (c) the transfer of the Newco Assets to Newco, and (d) the sale of the membership interests of Newco in accordance with the MIPA.
(e)    Section 7.4 of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
7.4    Guarantees. Become liable upon the obligations of any Person (including without limitations, any Unrestricted Affiliate or Unrestricted Subsidiary) by assumption, endorsement or guaranty thereof or otherwise (other than to Lender or any Lender Party) in connection with this Agreement and the transactions contemplated herein; except:
(a)    guarantees made in the Ordinary Course of Business up to an aggregate amount not exceeding the Materiality Threshold;
(b)    the endorsement of checks for collection in the Ordinary Course of Business;
(c)    guarantees made by one Loan Party of the Obligations of another Loan Party or Loan Parties;
(d)    guarantees made by a Loan Party of Permitted Purchase Money Debt or Permitted Capitalized Lease Obligations; and
(e)    the Tecogen Guaranty Agreement and the Billing Agreement, so long as the minimum revenue guaranteed thereby does not exceed the Minimum Threshold (as defined in the Billing Agreement as in effect on the Amendment No. 1 Effective Date) in the aggregate in any Fiscal Year.
(f)    Section 7.11 of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor the following:
7.11    Subsidiaries. Either: (a) create or acquire any Subsidiary; (b) enter into any partnership, joint venture or similar arrangement; or (c) dispose of any Equity Interests of any Subsidiary without Lender’s prior written consent, which will not be unreasonably withheld, delayed or conditioned, provided however, in no event shall the Lender be required to consider any such request if a Default or Event of Default has occurred or would result therefrom or if the Borrowers are, or would be, in breach of any covenant in Section 7.13, 7.14, 7.15 or 7.16. Without limitation of the foregoing, if and to the extent any Subsidiary (other than an Unrestricted Subsidiary) is created or acquired hereafter with Lender’s prior written consent, then, as a condition to such consent becoming effective, each such Subsidiary must be joined as a Borrower hereunder, or, if Lender approves it, must become a Guarantor hereof, on terms satisfactory to Lender, provided however, notwithstanding the foregoing, the Borrowers’ may form Newco and may sell the membership interests of Newco to Buyer in accordance with the MIPA, provided the Borrowers comply with Section 2.8(c) immediately upon the closing of such sale.
(g)    Section 7.18 of the Credit Agreement is hereby amended by deleting the text thereof and substituting therefor “[Reserved].”
(h)    Section 8.2 is hereby amended by deleting the text thereof and substituting therefor the following:
8.2    Unfinanced Capital Expenditures. The Borrowers shall not make Unfinanced Capital Expenditures in excess of $500,000 in the aggregate in any Fiscal Year, excluding, for the purposes of testing compliance with this Section 8.2 and the Fixed Charge Coverage Ratio in Section 8.1, the SDC Capital Expenditures.
5.    REPRESENTATIONS AND WARRANTIES BY THE BORROWERS.
To induce the Lender to enter into this Amendment and Waiver, the Borrowers hereby represent and warrant to the Lender that:
5.1    Power; Authorization; Enforceable Obligations.
(a)    The execution, delivery and performance of this Amendment and Waiver and the other documents executed or delivered by each of the Borrowers in connection herewith and the transactions contemplated hereby and thereby (i) are within its corporate or limited liability company authority, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to either of the Borrowers, and (iv) do not conflict with any provision of the Organic Documents of any of the Borrowers or any agreement or other instrument binding upon it.
(b)    This Amendment and Waiver and the other documents to which it is a party constitute the valid and legally binding obligations of each of the Borrowers, enforceable against each in accordance with the terms hereof and thereof, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity (whether considered in an action of law or in equity).
5.2    Concerning the Transactions.
The Borrowers have heretofore delivered to the Lender a true, correct and complete copy of the Transaction Agreements (including all exhibits and schedules thereto). The Borrowers will consummate the Transactions pursuant to the Transaction Agreements and the documents and agreements executed or delivered pursuant thereto, and the Transaction Agreements set forth the entire agreement among the parties thereto with respect to the subject matter thereof. No party to the Transaction Agreements waived the fulfillment of any condition precedent set forth therein to the consummation of the Transactions, no party has failed to perform in any material respect any of its obligations thereunder or under any agreement or document executed and delivered in connection therewith. No consent or approval, authorization or declaration of any Governmental Body was required in connection with the Transactions. Neither the execution and delivery of the Transaction Agreements, nor the performance of the Borrowers’ obligations thereunder, violated in any material respect any provision of law or conflicted with or resulted in a material breach of, or created (with or without the giving of notice or lapse of time, or both) a default under, any contracts to which any Borrower is a party or by which such Person is bound or any of such Person’s material assets are affected.
6.    CLOSING CONDITIONS.
6.1    Effective Date.
This Amendment and Waiver shall be effective as of December 14, 2018 (the “Amendment No. 1 Effective Date”), provided that on or before such date the Lender shall have received the following:
(a)    a counterpart of this Amendment and Waiver, executed by a Designated Officer of each of the Borrowers and the Lender;
(b)    a certificate signed by a Designated Officer of each of the Borrowers, in all respects satisfactory to the Lender, dated as of the Amendment No. 1 Effective Date (the “Closing Certificate”), certifying to the Lender that:
(i)    (A) the representations and warranties contained in the Transaction Agreements are true and correct in all material respects, (B) immediately after giving effect to the Transactions contemplated by the Transaction Agreements and by this Amendment and Waiver, no Default or Event of Default exists or will result therefrom, and (C) attached thereto is a list of the addresses where the On-Site Utilities are located.
(ii)    as of the date of the closing of the Transactions, the Transaction Agreements were in full force and effect and had not been amended or modified, and that attached hereto is a copy, certified to be true and complete, of each of the Transaction Agreements (including all exhibits and schedules thereto),
(iii)    as of the date of the closing, all conditions precedent of the Transaction Agreements were satisfied, and the Transactions were consummated on the terms of the Transaction Agreements,
(iv)    no action or proceeding by or before any Governmental Body has been commenced and is pending or threatened, seeking to prevent or delay the transactions contemplated by this Amendment and Waiver or challenging any other terms and provisions hereof or seeking any damages in connection therewith, and
(v)    since December 31, 2017, no Material Adverse Change has occurred.
(c)    Confirmation that the entire proceeds from the sale of the Membership Interests of Newco have been received by ADGE and remitted to the Lender for payment of all outstanding Revolving Advances.
(d)    a certificate from a Designated Officer of the Borrowers, dated as of the Amendment No. 1 Effective Date, certifying that as of the Amendment No. 1 Effective Date and after giving effect to the paydown of the Revolving Advances required under clause (c) of this Section 6.1 and the imposition of the Availability Reserve of $500,000 required under clause (j) of the definition of Availability Reserves and after deducting all costs and expenses incurred in connection with the Transactions, Excess Availability shall not be less than $1,250,000;
(e)    a certificate from a Designated Officer of the Borrowers, dated as of the Amendment No. 1 Effective Date, attaching:
(i)    a certification of the incumbency and signature of the officers (or other representatives) of each Loan Party executing this Amendment and Waiver and the other Credit Documents, and
(ii)    the authorizations by the board of directors or members (or other governing body) of such Loan Party to enter into and carry out such transactions as are contemplated pursuant to this Amendment and Waiver and the other Credit Documents and including therewith copies of the Organic Documents of such Loan Party as in effect on the Amendment No. 1 Effective Date;
(f)    an opinion of counsel to the Loan Parties, addressed to the Lender, and dated the Amendment No. 1 Effective Date, in form and substance satisfactory to the Lender;
(g)    payment to the Lender of a waiver and amendment fee in the amount of $10,000, which shall be fully earned and non-refundable when paid.
(h)    payment or reimbursement by the Borrowers of the reasonable fees and expenses of Emmet, Marvin & Martin, LLP in connection with the preparation, negotiation and closing of this Amendment and Waiver and the other amendment documents, in immediately available funds.
7.    MISCELLANEOUS.
7.1    Amendments and Waivers.
None of the terms or provisions of this Amendment and Waiver or the Credit Agreement may be waived, amended, supplemented or otherwise modified except in writing in accordance with Section 16.2 of the Credit Agreement.
7.2    Survival of Representations and Warranties.
All representations and warranties made hereunder, in the other Credit Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Amendment and Waiver.
7.3    Payment of Expenses.
The Borrowers agree to pay or reimburse the Lender for its reasonable fees and expenses in accordance with Section 16.10 of the Credit Agreement.
7.4    Integration.
This Amendment and Waiver, and the other Amendment Documents constitutes the entire agreement of the Borrowers and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Lender relative to the subject matter hereof not expressly set forth or referred to herein.
7.5    GOVERNING LAW.
THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
7.6    WAIVERS OF JURY TRIAL.
THE BORROWERS AND THE LENDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT AND WAIVER AND FOR ANY COUNTERCLAIM OR THIRD-PARTY CLAIM THEREIN.
7.7    Credit Documents - Ratification.
The Credit Agreement and the other Credit Documents are hereby ratified and confirmed in all respects and shall continue in full force and effect.
7.8    No Defenses or Offsets.
Each of the Borrowers agrees and admits that it has no defenses to or offsets against any of its obligations to the Lender under the Credit Documents.
7.9    Counterparts.
This Amendment and Waiver may be executed by one or more of the parties to this Amendment and Waiver on one or more counterparts (including by telecopy or email), and all of such counterparts taken together shall be deemed to constitute one and the same instrument.
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IN WITNESS WHEREOF, this Amendment and Waiver has been executed and delivered as of the date and year first above written.

BORROWERS:

TECOGEN INC.

By: /s Benjamin Locke
Name: Benjamin Locke
Title: CEO
AMERICAN DG ENERGY INC.

By: /s Robert Panora
Name: Robert Panora
Title: Director
TTCOGEN LLC

By: /s Benjamin Locke
Name: Benjamin Locke
Title: Manager

“LENDER”
WEBSTER BUSINESS CREDIT
CORPORATION

By: /s Thanwantie Somar
Name: Thanwantie Somar
Title: Authorized Signatory

6275.345